UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Nortech Systems Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTECH SYSTEMS INCORPORATED

7550 Meridian Circle North, Suite 150

Maple Grove, MN 55369

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held May 13, 2026

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

The Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held virtually on May 13, 2026 at 3:00 p.m. (central time). The virtual meeting can be accessed by visiting www.virtualshareholdermeeting.com/NSYS2026 where you will be able to listen to the meeting live, submit questions and vote online if you were shareholder on the record date.

We are holding the meeting for the following purposes:

1. To elect six members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2. To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3. To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for fiscal 2026;

4. To approve the Company’s 2026 Equity Incentive Plan; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 20, 2026, will be entitled to notice of and to vote at the virtual meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 13, 2026: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE VIA THE VIRTUAL MEETING WEBSITE IF YOU ARE A REGISTERED SHAREHOLDER. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

Your attention is called to the accompanying Proxy Statement.

Date: April 1, 2026	By:	/s/ Mark T. Hooley
Mark. T. Hooley
Secretary Nortech Systems Incorporated

1

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL VIRTUAL MEETING OF SHAREHOLDERS, MAY 13, 2026

This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors of proxies for use at the annual meeting of shareholders to be held virtually on May 13, 2026 at 3:00 p.m. (central time), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The virtual meeting can be accessed by visiting www.proxyvote.com where you will be able to listen to the meeting live, submit questions and vote online.

The address of the principal executive office of the Company is 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369. We will begin mailing this proxy statement and proxy card to shareholders on or about April 3, 2026.

SOLICITATION AND REVOCATION OF PROXIES

The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to principals and obtaining their proxies.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting at the virtual annual meeting. Such proxies, if received in time for voting and not revoked, will be voted at the virtual annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS AND REQUIREMENTS

Only shareholders of record as of the close of business on March 20, 2026, will be entitled to sign proxies or to vote. On that date, there were 2,786,134 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares present at the meeting is required to transact business and constitutes a quorum for voting on items at the meeting. Shares are counted as present at the annual meeting if a shareholder is present and votes online at the annual meeting or if a shareholder has properly submitted a proxy. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted as being present at the meeting in determining the quorum, but neither will be counted as a vote in favor of a matter. A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

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Vote Required

Election of Directors. The affirmative vote of a plurality of the shares of Common Stock voted at the virtual annual meeting by a shareholder or by proxy and entitled to vote at the virtual annual meeting is required for the election to the Board of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors.

Say-on-Pay. The advisory vote on executive compensation in PROPOSAL 2 is not binding on us; however, we will consider the shareholders to have approved our executive compensation if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Appointment of Independent Auditor. The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal 2026 requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are present and entitled to vote on the matter.

Approval of the Company’s 2026 Equity Incentive Plan. The consideration and vote upon a proposal to approve the Company’s 2026 Equity Incentive Plan. The approval of the 2026 Equity Incentive Plan requires the affirmative vote from the majority of votes cast at the meeting by shareholders who are present and entitled to vote on the matter.

Routine Versus Non-Routine Matters. Brokers can vote on their customers’ behalf on “routine” proposals such as PROPOSAL 3, the ratification of appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as PROPOSAL 1, the election of directors, PROPOSAL 2, the advisory vote on executive compensation, and PROPOSAL 4, the approval of the 2026 Equity Incentive Plan. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.

Effect of Broker Non-Votes. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on PROPOSAL 1, PROPOSAL 2 or PROPOSAL 4 which are proposals on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with other non-routine matters for which you do not provide voting instructions. A broker non-vote on any of the proposals presented at the virtual annual meeting will have no effect on the outcome of the proposal.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. The Board has nominated six individuals below to be elected at the annual meeting of shareholders. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the following six nominees:

Amy S. Fredregill

Stacy A. Kruse

David B. Kunin

Ryan P. McManus

Jay D. Miller

Jose A. Peris

Due to a change in personal circumstances, Debarati Sen has chosen not to stand for re-election. Following is information regarding the nominees:

Name:	Age:	Position:	Director Since:
Amy S. Fredregill	51	Director	2023
Stacy A. Kruse	66	Director	2021
David B. Kunin	66	Chairperson of the Board of Directors	2015
Ryan P. McManus	53	Director	2016
Jay D. Miller	66	Director, Chief Executive Officer and President	2018
Jose A. Peris	70	Director	2023

Amy Fredregill. Ms. Fredregill has 25 years of market- focused impact across industries, particularly advising the C-Suite of energy, food and agricultural companies; in these roles she helps guide organizations with a focus on fiscal management and strategic planning. By working across systems, she is able to drive value based on the business case for ESG. Her posture is to focus on resiliency by calibrating for risks and change. Previous to her consulting practice at WSB, Fredregill served as the Managing Director of the Sustainable Growth Coalition, facilitating C-Suite conversations with Fortune 500 companies, with an emphasis on corporate sustainability. At Xcel Energy, she was the Manager of Resource Planning and Strategy, where she contributed to business model transformation, stakeholder and investor relations, and regulatory affairs. She also serves as the President of the MN Chapter for the Private Director Association-Minnesota Chapter, as active member of Women Corporate Directors and the National Association of Corporate Directors, and on the Board of Directors for the American Red Cross Minnesota-Dakotas Region. Ms. Fredregill is also an NACD Certified corporate director. Amy earned her Master’s degree in Public Policy from the George Washington University and a B.A. in Economics from the College of St. Benedict, Magna Cum Laude.

Stacy A. Kruse. Ms. Kruse currently serves as the Chief Financial Officer at Portico Benefit Services, an organization that provides proprietary & self-insured retirement, health, disability and life benefits to rostered ministers and lay leaders of the Evangelical Lutheran Church in America. She has held the Chief Financial Officer since 2008. She has held other C-Suite positions in addition to her CFO role throughout her tenure at Portico. Prior to Portico, Ms. Kruse served as the Chief Financial Officer of Wilsons the Leather Experts, a publicly traded retail chain and in a various financial leadership positions prior to her appointment as Chief Financial Officer. Prior to Wilsons, Ms. Kruse held financial leadership positions at US Bank and Carlson Marketing Group. .

David B. Kunin. Mr. Kunin is currently the chief executive officer of Beautopia LLC, a beauty products manufacturing business, since 1998. From 1997 until October 2011, he served as a director of Regis Corporation, the world’s largest owner and franchisor of hair salons. He spent ten years in sales and senior management positions for computer companies, contract manufacturing and printed circuit board fabrication enterprises. He serves as president of a family holding company, Curtis Squire, Inc., the owner of 47% of the Company’s outstanding common stock. Mr. Kunin has been a director of the Company since May 2014 and has been the Company’s Chairperson of the Board since May 2015. In the last decade, Mr. Kunin has been an investor in a variety of technology start-up businesses in the United States and Israel. Mr. Kunin brings to our Board his experience in the contract manufacturing and printed circuit board businesses as well as his twenty plus years’ business perspective, including as a director of large publicly traded businesses.

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Ryan P. McManus. Mr. McManus is a recognized as a global leader in the fields of AI, digital transformation and corporate governance. He is the founder and CEO of techtonic.io where he works with startups, growth firms and large corporations on digital strategy and transformation topics including new ventures, growth, product development and innovation. From 2015 to 2018, he was Senior Vice President of Partnerships at EVRYTHNG, a Smart Products IoT Platform company. McManus was with Accenture Strategy from 2010 to 2015 and during that time he founded Accenture’s Digital Business Strategy practice and also served as Accenture Strategy’s chief operating officer and a leader in the firm’s Corporate Strategy, M&A and International Expansion practices. After starting out in 1995 in Chicago with Andersen, in 2002 he joined PriceWaterhouseCoopers as Director of Strategy and Operations and then in 2009 formed RPM Global Advisors delivering strategy, product development and international growth services before joining Accenture. He has worked with large and small companies on digital business, new venture, and global strategies across industrial, technology, financial services, pharma, health, professional services, retail, and government sectors. He is the author of numerous publications and a frequent presenter at summits, forums and institutions in the field of AI, digital, governance and business strategy; and is a frequent lecturer with leading institutions such as the National Association of Corporate Directors (“NACD”), Columbia University Business School, Duke CE, and Brown University. Mr. McManus brings to our Board his experience and knowledge as a global leader in business strategy. Mr. McManus is President and member of the board of directors of the New York chapter of the NACD, the advisory board of Limbik AI, and chair of the board of Empower. Mr. McManus is also an NACD Certified corporate director. In 2023, the National Association of Corporate Directors recognized Mr. McManus as one of the 100 most influential corporate directors in the United States.

Jay D. Miller. Mr. Miller has been a Director of the Company since May 2018 and the Company’s President and Chief Executive Officer (CEO) since February 27, 2019. Mr. Miller was also a member of the board of directors of icometrix (Leuven, Belgium), which was sold to GE Healthcare in late 2025. icometrix was not an affiliate of Nortech Systems. Mr. Miller is also a member of the board of directors of the NACD (Washington, DC). The NACD is not an affiliate of Nortech Systems. From August 2013 to February 2016, he was President, CEO and member of the board of IMRIS, Inc. which designs image guided surgical solutions, and was previously COO since 2012. In May 2015, IMRIS filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Miller was CEO at the time of the bankruptcy filing, guided the company through the restructuring process and remained CEO for a period of time after IMRIS emerged successfully from bankruptcy. Prior to 2012, Mr. Miller was the CEO of Zonare, Inc and Vital Images, Inc. in the medical imaging and visualization industry. Early in his career Mr. Miller worked for Siemens Medical Systems (now Siemens Healthineers) and GE Medical Systems (now GE Healthcare). He has also advised and served on the boards of directors of numerous companies in the healthcare industry. Mr. Miller holds a Bachelor of Arts degree in chemistry from Dartmouth College, a Masters degree in biomedical engineering from the University of Virginia (where his Master’s degree thesis was in MRI), and an MBA from the Kellogg School of Management at Northwestern University. Mr. Miller brings to our Board broad experience in the healthcare industry and knowledge of governance and public company compliance. Mr. Miller is also an NACD Certified corporate director.

Jose A. Peris. Mr. Peris serves as a director for The North Oaks Company, the primary developer of North Oaks, which was formed in the 1950s by Louis Hill, Jr., grandson of railroad pioneer, James J. Hill, who originally owned all the land now known as the City of North Oaks. Mr. Peris has also been a Trustee at Churchill Companies, a family-owned private equity firm owning various portfolio companies, since December 2018. Mr. Peris retired from US Bancorp in 2018 after 30 years in positions including Regional Managing Director of Ascent Private Capital Management, Senior Vice President/Regional Manager Private Client Group and Senior Vice President/Division Manager Financial Services. Mr. Peris holds a Ph.D. and an M.A. in Economics from the University of Minnesota. Mr. Peris is also a graduate of Universidad Autonoma de Madrid, Madrid, Spain (Licenciado, School of Business and Economics) where he was awarded the Premio Extraordinario Fin de Carrera (top student in that year’s graduating class). Mr. Peris serves on several non-profits Board including Lakewood Cemetery, Heller-Hurwicz Economic Institute of the University of Minnesota, and American Friends of the Prado Museum.

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DIRECTORS MEETINGS

There were fifteen meetings of the Board of Directors during the last fiscal year. All directors attended more than 75% of the meetings of the Board of Directors, either in person or via video conference facilities. The Board of Directors took action by written consent on seven occasions.

We encourage Board members to attend the virtual annual meeting of shareholders. All the Company directors serving on the Board of Directors at the time of the Company’s annual meeting were in attendance at that meeting.

COMMITTEES

The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation and Talent Committee, an Audit Committee and a Science and Technology Committee. As of March 20, 2026, the members of the Nominating and Corporate Governance Committee were Ms. Fredregill (Chairperson), Ms. Kruse and Mr. Peris The members of the Compensation and Talent Committee were Mr. Peris (Chairperson), Ms. Fredregill, Ms. Kruse and Mr. McManus. The members of the Audit Committee were Ms. Kruse (Chairperson), Mr. Peris and Ms. Sen. The members of the Science and Technology Committee were Mr. McManus (Chairperson), Ms. Fredregill, Mr. Kunin and Ms. Sen.

In the last fiscal year the Audit Committee met four times and took action by written consent one time, the Compensation and Talent Committee met five times and took action by written consent two times, the Nominating and Corporate Governance Committee met four times and the Science and Technology Committee met four times. All committee members attended all the meetings of the committees of the Board on which such committee member served, either in person or virtual. The charters of all committees are posted on the Company’s website at www.nortechsys.com.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that Ms. Fredregill, Ms. Kruse, Mr. McManus, Mr. Peris and Ms. Sen are currently independent in accordance with the NASDAQ rules.

Mr. Miller is not an independent director, nor is Mr. Kunin an independent director.

Mr. McManus was determined to be independent by the Board in 2026, but McManus was determined to be not independent from 2021 through 2025. In 2020, Mr. McManus began working with Mr. Kunin on Concepht, a healthcare -oriented business incubator. Mr. McManus was paid monthly from Concepht, which was funded by Mr. Kunin, through May of 2023. In May of 2023, Mr. Kunin and Mr. McManus ended such business relationship. Mr. McManus also received $8,000 in consulting fees from the Company in 2024 for his work with Company senior leadership on AI and strategy topics.

The Company is a “controlled company” as defined by Nasdaq as more than 50% of the voting power of the Company is held by members of the Kunin family or entities owned and controlled by the Kunin family. Therefore, the Company is not required to comply with certain Nasdaq rules requiring listed companies to have a majority of independent directors on its board, an independent compensation committee and an independent nominating committee. The Company currently has seven directors, five of whom are independent, and, as a result, the Board is comprised of a majority of independent directors. Assuming all director nominees are elected at the 2026 Annual Shareholders’ Meeting, the Company will have a total of six directors, four of whom have been deemed independent by the Board. The Audit Committee is and will continue be comprised exclusively of independent directors. The Compensation and Talent Committee and Nominating and Corporate Governance Committee will be comprised three directors, at least two of whom are independent.

The Board has determined that each Ms. Kruse and Ms. Sen is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission.

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BOARD LEADERSHIP STRUCTURE

The Board has determined that the positions of Chairperson of the Board and Chief Executive Officer should be held by different persons. The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, the Company’s management and the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with Board members. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation related risks are overseen by the Compensation and Talent Committee; CEO succession planning is overseen by the Nominating and Corporate Governance Committee; Cybersecurity risks are overseen by the Science and Technology Committee and compliance risks are typically overseen by the full Board. Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee.

EXECUTIVE OFFICERS

The Executive Officers of the Company as of the mailing date of this proxy statement are as follows:

Name	Age	Position
Jay D. Miller	66	President, Chief Executive Officer and Director
Andrew D. C. LaFrence	63	Chief Financial Officer and Senior Vice President of Finance
John Lindeen	60	Senior Vice President of Global Operations

Mr. Miller joined the Company in May 2018 as a member of the Board of Directors. He was appointed Interim President in January 2019 and then President & Chief Executive Officer in February 2019. Mr. Miller’s full biography can be found within Proposal 1.

Mr. LaFrence joined the Company in December of 2023 as Senior Vice President and Chief Financial Officer of the Company. Mr. LaFrence brings 42 years of finance and accounting experience to the Company. Mr. LaFrence currently serves on the Board of Directors, as well as the Audit and Risk Committees of SkyWater Technology (NASDAQ:SKYT), and American National Bank (Omaha), where he also services as the Chair of the Audit Committee and a member of the Risk Committee. From 2021 to 2023, he was Chief Financial Officer of Vyant Bio, Inc., an innovative biotechnology company reinventing drug discovery for complex neurodevelopmental and neurodegenerative disorders, and he also served Vyant Bio, Inc. most recently in the additional roles of President and CEO. Mr. LaFrence served briefly as CFO of KORU Medical Systems in 2023. Mr. LaFrence served as Chief Financial Officer and Chief Operating Officer of StemoniX, Inc., a drug discovery platform company, from 2019 to 2021, until closing of its merger with Vyant Bio. From 2018 to 2019, Mr. LaFrence was Senior Vice President and Chief Financial Officer of Biothera Pharmaceuticals, Inc., and prior to that, he served as CFO at Surmodics, Inc. (NASDAQ: SRDX) for over 5 years. Mr. LaFrence spent the first 26 years of his professional career at KPMG where he led the Minneapolis office Life Sciences practice for over 10 years. Mr. LaFrence is a CPA with a BS in Accounting from Illinois State University.

Mr. Lindeen joined the Company in 2013 as the Company’s Industrial Market Lead. He has held various positions since joining the Company and as of January 2019, is the Senior Vice President of Global Operations.

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COMPENSATION AND TALENT COMMITTEE

The Company has established a Compensation and Talent Committee composed of the directors whose names appear below. Because we qualify as a “controlled company” under the corporate governance rules of NASDAQ, we are not required to comply with certain corporate governance standards, including the requirement to have an independent compensation committee. Ms. Fredregill, Ms. Kruse, Mr. McManus and Mr. Peris are independent as determined by the Board with reference to the NASDAQ rules. The Committee has a charter which is available on the Company’s website (www.nortechsys.com).

The duties and responsibilities of the Committee are to: (a) Oversee the Company’s executive officers’ compensation structure, policies and programs, and assess whether the Company’s compensation structure establishes appropriate incentives for such executive officers and compensation related risk. Make recommendations to the Board with respect to the Company’s incentive-compensation and equity-based compensation plans; (b) Review annually and recommend to the board, approval of the corporate goals and objectives applicable to the compensation of the CEO; evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and recommend to the board, approval of the CEO’s compensation level based on this evaluation, considering the results of the most recent stockholder Say-on-Pay Vote; (c) Review and make recommendations to the board of directors regarding the compensation of all other executive officers. In evaluating and making recommendations regarding executive officer compensation, the Committee considers the results of the most recent Say-on-Pay Vote; (d) Review, and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans; (e) Review annually the compensation of directors for service on the Board and its committees and recommend changes in compensation to the Board; (f) Review talent acquisition and workforce development plans, activities, and metrics needed to realize the goals and objectives in the Company’s strategic plan; (g) Review talent transitions, vacancies, and projected talent needs; (h) Review the development of the Company’s top talent; (i) Review Company succession plans; (j) Review diversity, inclusion, and workplace climate plans and metrics; (k) Oversee employment engagement plans and workforce metrics; (l) Prepare the Compensation Committee report for the proxy statement; (m) Review the charter annually; and (n) Conduct committee self-evaluation (bi-annually).

Total compensation for the Chief Executive Officer for 2025 was established under an employment agreement. It was determined that the total compensation of Chief Executive Officer was competitive with compensation of chief executive officers of comparable companies. The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Jose Peris, Chair Amy Fredregill Stacy A. Kruse Ryan McManus

Members of the Compensation and Talent Committee March 20, 2026

Compensation and Talent Committee Interlocks and Insider Participation

The Compensation and Talent Committee had no interlocks.

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EXECUTIVE COMPENSATION

2025 and 2024 and Summary Compensation Table

The table below shows the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers, referred to as the named executive officers (“NEO’s”), for services to the Company in 2025 and 2024.

Name and Principal Position	Year	Salary $	Total $
Jay D. Miller	2025	525,750	525,750
Chief Executive Officer	2024	520,000	520,000

Andrew D. C. LaFrence	2025	324,250	324,250
Chief Financial Officer and Sr. VP of Finance	2024	318,654	318,654

John Lindeen	2025	282,780	282,780
Sr. VP of Global Operations	2024	277,040	277,040

OUTSTANDING EQUITY AND STOCK AWARDS AT 2025 YEAR END

Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price $	Option Expiration Date

Jay D. Miller	3,000	—		3.29	5/9/2028
	7,500	—		3.55	1/1/2029
	125,000	—		4.64	2/27/2029
	10,000	11,000	(2)	10.44	2/28/2032
	—	21,000	(3)	10.44	2/28/2032

John Lindeen	20,000	—		3.29	5/9/2028
	5,000	—		3.55	1/1/2029
	6,000	1,500	(4)	11.80	3/17/2032
	800	1,200	(5)	9.94	8/11/2033

Andrew D. C. LaFrence	16,000	24,000	(6)	9.04	12/03/2033

(1)	Represents options granted under the Company’s 2017 Stock Incentive Plan. Per share exercise price of option is equal to the closing price of the Company’s Common Stock on the date of grant, as reported by NASDAQ, in accordance with the terms of the Company’s 2017 Stock Incentive Plan.
(2)	Vests 5,000 option shares on 2/28/2027 and then 3,000 option shares on 2/28/2028 and 2/28/2029.
(3)	If performance metrics more particularly described in the Non-Qualified Stock Option Agreement between Mr. Miller and Company dated February 27, 2022 are met on or after each of the following dates, vests 5,000 option shares on 2/28/2025 are met, 2/28/2026 and 2/28/2027 and then 3,000 option shares on 2/28/2028 and 2/28/2029.
(4)	Vests equally over five years from the grant date (3/17/2022).
(5)	Vests equally over five years from the grant date (8/11/2023).
(6)	Vests equally over five years from the grant date (12/04/2023).

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PAY VERSUS PERFORMANCE

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(1)		Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(2)		Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net (Loss) Income
2025	$525,750	$436,912	(3)	$303,515	$256,054	(4)	$60.65	$(252,000)
2024	$520,000	$596,715	(5)	$297,847	$311,300	(6)	$84.00	$(1,295,000)
2023	$819,520	$679,254	(7)	$309,023	$299,201	(8)	$76.90	$2,010,000

(1)	The Principal Executive Officer, or “PEO”, listed in the table for all years presented includes Jay D. Miller, Chief Executive Officer.

(2)	The Non-PEO NEOs listed in the table for all years presented include: John Lindeen, Andrew D. C. LaFrence (from December 2023), and Christopher Jones in 2023.

(3)	The calculation of Compensation Actually Paid (“CAP”) includes the following adjustments: deduction of decrease in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $88,838.

(4)	The calculation of CAP includes the following adjustments: deduction of decrease in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $35,346; and deduction of decrease in the fair value at the vesting date from the prior year end for Option Awards granted in prior years that vested in the year, $12,116.

(5)	The calculation of CAP includes the following adjustments: addition of increase in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $15,548; and addition of increase in the fair value at the vesting date from the prior yearend for Option Awards granted in prior years that vested in the year, $61,167.

(6)	The calculation of CAP includes the following adjustments: addition of increase in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $6,765; and addition of increase in the fair value at the vesting date from the prior yearend for Option Awards granted in prior years that vested in the year, $6,688.

(7)	The calculation of CAP includes the following adjustments: deduction of decrease in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, ($182,018); and addition of increase in the fair value at the vesting date from the prior yearend for Option Awards granted in prior years that vested in the year, $41,751.

(8)	The calculation of CAP includes the following adjustments: subtraction for values reported in the Option Awards column of the Summary Compensation table, ($77,784); addition of year-end fair value for Option Awards granted during the year that are outstanding and unvested as of the end of the year, $81,603; deduction of decrease in the fair value at the end of the year from the prior yearend for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, ($6,004); deduction of decrease in the fair value at the vesting date from the prior yearend for Option Awards granted in prior years that vested in the year, ($1,496) and subtraction of fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year, ($76,141).

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PAY VERSUS PERFORMANCE RELATIONSHIP

The following comparisons describe the relationships between the amounts included in the Pay versus Performance Table for each of 2025, 2024 and 2023, including a comparison of CAP to the PEO and the average CAP to our non-PEO NEOs, and each of the performance measures set forth in the Pay versus Performance Table.

(1)	Net loss of $1.3 million for the year ended December 31, 2024 was negatively impacted by a reduction in net sales of $11.2 million and related gross margin, restructuring costs of $571 thousand related to the closure of our Blue Earth, Minnesota facility and moving its manufacturing to our Bemidji, Minnesota facility.
(2)	Net income of $6.9 million for the year ended December 31, 2023 benefited from a significant one-time item reduction in tax expense of $2.6 million related to a valuation allowance reversal as we concluded it was more likely than not that we will realize our net deferred tax assets. Please see discussion of this item in Note 6 to our 2023 Annual Report on Form 10-K.

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Employment Agreements

The Company’s employees are employed at will and do not have employment agreements that guarantee them any particular base salary, annual incentive cash compensation or any other compensation or benefits, except as described below for Mr. Miller, Mr. LaFrence and Mr. Lindeen.

Jay D. Miller. On February 27, 2022, Company entered into an Employment Agreement with Jay D. Miller to continue to serve as the Company’s President and Chief Executive Officer effective February 27, 2022, as amended March 27, 2025 (the “Miller Agreement”). Mr. Miller has been the Company’s President and Chief Executive Officer since February 27, 2019. The term of the Miller Agreement was originally until February 27, 2024 and was extended automatically for an additional two-year period and thereafter automatically for successive one year periods unless either party notifies the other party of nonrenewal 120 days before the end of the then current period. The Board determined that it was in the Company’s best interest to allow Mr. Miller’s Employment Agreement to renew automatically. Mr. Miller Contract end date is December 31, 2028.

Under the Miller Agreement, Mr. Miller received an annual salary equivalent of $520,000 from February 27, 2023. Thereafter, the Board may, in its sole discretion, increase his salary at any time and may not decrease his salary without Mr. Miller’s written consent. Mr. Miller is eligible for bonus compensation based upon his satisfaction of specific criteria to be determined for each calendar year by the Board, with a stated target payout percentage of 60% of base salary under the bonus plan. Mr. Miller is eligible to participate in the Company’s benefit plans that are currently and hereafter maintained by the Company.

The Company granted Mr. Miller a 42,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that has a term of ten years from the date of grant and which will vest (i) 50% over five years as follows: 5,000 option shares on February 27, 2025, 5,000 option shares on February 27, 2026, 5,000 option shares on February 27, 2027, 3,000 option shares on February 27, 2028, and 3,000 option shares on February 27, 2029; and (ii) 50% based on performance metrics more particularly described in the Non-Qualified Stock Option Agreement between Mr. Miller and Company dated February 27, 2022. The stock option has an exercise price equal to the fair market value of the Company’s common stock on the grant date and expires on February 27, 2032.

The Miller Agreement has customary restrictive covenant provisions.

Under the Miller Agreement, if Mr. Miller’s employment is terminated by the Company without Cause (as defined in the Miller Agreement) or by Mr. Miller for Good Reason (as defined in the Miller Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of the remainder of the term of the Miller Agreement or 18 months, (ii) the earned bonus prorated through the last day worked, (iii) monthly COBRA premiums for the lesser of 18 months or until he obtains comparable replacement coverage (iv) the vesting of his stock options, and (v) certain benefits set forth in the Miller Agreement.

If the Miller Agreement is not renewed by the Company, so long as Mr. Miller has signed and has not revoked a release agreement, he will be entitled to receive (i) his base salary in effect at time of nonrenewal for 18 months, (ii) the earned bonus prorated through the last day worked, and (iii) monthly COBRA premiums for the lesser of 18 months or until he obtains comparable replacement coverage. If the Miller Agreement remains effective until December 31, 2028, then Mr. Miller will be entitled to receive the earned bonus prorated through the last day worked but will not be entitled to any base salary after the end date of the Miller Agreement.

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If Mr. Miller’s employment is terminated within 12 months after a Change of Control (as defined in the Miller Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of the remainder of the term of the Miller Agreement or 18 months, (ii) the maximum payable Miller Bonus Payment for the year in which he is terminated, for the portion of such fiscal year through the date of termination, (iii) monthly COBRA premiums for the lesser of 18 months or until he obtains comparable replacement coverage, (iv) the vesting of his stock options, and (v) certain benefits set forth in the Miller Agreement.

The foregoing summary of the Miller Agreement is qualified in all respects by the Miller Agreement, a copy of which and all amendments thereto were filed as exhibits to the Company’s periodic filings under the Securities Exchange Act of 1934.

Andrew D. C. LaFrence. Mr. LaFrence joined the Company in December of 2023 as Senior Vice President of Finance and Chief Financial Officer and at that time signed an employment agreement with the Company, as amended March 27, 2025 (the “LaFrence Agreement”). The term of the LaFrence Agreement automatically renews for successive one-year renewal terms on January 1 of each year unless either party notifies the other party in writing at least ninety (90) days prior to expiration. Under the LaFrence Agreement, Mr. LaFrence is entitled to receive an annualized base salary of $315,000, which may be increased in the Company’s discretion or decreased with Mr. LaFrence’s consent. He is also eligible to participate in the Company’s benefit plans. Mr. LaFrence is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated target payout percentage of 45% of base salary under the bonus plan.

Pursuant to the LaFrence Agreement, the Company issued Mr. LaFrence a non-qualified stock option for 40,000 shares of common stock under the Company’s 2017 Stock Incentive Plan that will vest annually in five equal installments. The stock option has an exercise price equal to the fair market value of the Company’s common stock on the grant date and expires on December 3, 2033.

The LaFrence Agreement has customary restrictive covenant provisions.

Under the LaFrence Agreement, if Mr. LaFrence’s employment is terminated by the Company without Cause (as defined in the LaFrence Agreement) or by Mr. LaFrence for Good Reason (as defined in the LaFrence Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the LaFrence Agreement or (b) nine (9) months and (ii) certain benefits set forth in the LaFrence Agreement.

Under the LaFrence Agreement, if Mr. LaFrence’s employment is not renewed by the Company, so long he has signed and not revoked a release agreement, he will be entitled to receive severance equal to (i) base salary in effect immediately prior to the end of the agreement, for a period of nine (9) months and (ii) certain benefits set forth in the LaFrence Agreement.

If Mr. LaFrence’s employment is terminated within 12 months after a Change of Control (as defined in the LaFrence Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the LaFrence Agreement or (b) nine (9) months and (ii) certain benefits set forth in the LaFrence Agreement.

The foregoing summary of the LaFrence Agreement is qualified in all respects by the LaFrence Agreement, a copy of which and all amendments thereto were filed as exhibits to the Company’s periodic filings under the Securities Exchange Act of 1934.

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John Lindeen. The Company entered into an Employment Agreement with John Lindeen on September 10, 2019, as amended March 27, 2025 (the “Lindeen Agreement”). The term of the Lindeen Agreement automatically renews for successive one-year renewal terms on January 1 of each year unless either party notifies the other party in writing at least ninety (90) days prior to expiration. Under the Lindeen Agreement, Mr. Lindeen is entitled to receive an annual salary of $275,000, which may be increased in the Company’s discretion or decreased with Mr. Lindeen’s consent. He is also eligible to participate in the Company’s benefit plans. Mr. Lindeen is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated target payout percentage of 40% of base salary under the bonus plan. Pursuant to the Lindeen Agreement, the Company issued Mr. Lindeen non-qualified stock options under the Company’s 2017 Stock Incentive Plan that will vest annually in five equal installments.

The Lindeen Agreement has customary restrictive covenant provisions.

Under the Lindeen Agreement, if Mr. Lindeen’s employment is terminated by the Company without Cause (as defined in the Lindeen Agreement) or by Mr. Lindeen for Good Reason (as defined in the Lindeen Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for nine (9) months and (ii) certain benefits set forth in the Lindeen Agreement.

Under the Lindeen Agreement, if Mr. Lindeen’s employment is not renewed by the Company, so long he has signed and not revoked a release agreement, he will be entitled to receive severance equal to (i) base salary in effect immediately prior to the end of the agreement, for a period of nine (9) months and (ii) certain benefits set forth in the Lindeen Agreement.

If Mr. Lindeen’s employment is terminated within 12 months after a Change of Control (as defined in the Lindeen Agreement) by the Company without Cause or by Mr. Lindeen for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Lindeen Agreement or (b) nine (9)months and (ii) certain benefits set forth in the Lindeen Agreement.

The foregoing summary of the Lindeen Agreement is qualified in all respects by the Lindeen Agreement, a copy of which and all amendments thereto were filed as exhibits to the Company’s periodic filings under the Securities Exchange Act of 1934.

NEO Cash Compensation

The Company sets base salaries for NEO’s at a level that is believed to enable the Company to hire and retain them in a competitive environment and to reward satisfactory individual performance and level of contribution to the Company’s overall business objectives. The Compensation and Talent Committee reviews base salaries for the Company’s named executive officers each year and generally approves or recommends to the Board for its approval increases for the following year in December or as soon as practicable thereafter.

In addition to base compensation, the Company provides the named executive officer an opportunity for annual performance-based bonus compensation to motivate achievement of Company-related performance goals. The performance-based bonus typically has been tied to a combination of achievement of certain financial goals and pre-established individual goals, subject to adjustments approved by the Compensation and Talent Committee. Annual incentives are paid following approval by the Compensation and Talent Committee and the Board in the year following the achievement of the goals.

Potential Payments Upon Termination or Change-In-Control

The terms of the employment agreements for the Company’s NEOs provide for severance payments in the event of termination of employment, including upon a change of control or retirement. Such agreements also provide for acceleration of vesting of stock options and equity appreciation awards in certain events. See “Employment Agreements” above.

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2025 Director Compensation

The following table sets out the fiscal 2025 compensation for each of our current nonemployee directors. The amounts reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant-date fair value of the awards computed in accordance with FASB ASC Topic 718, Stock Based Compensation.

	Fees earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards(3)	Total ($)
David B. Kunin	58,625	81,000	48,000	187,625
Stacy A. Kruse	51,625	60,000	35,600	147,225
Ryan P. McManus	42,875	60,000	35,600	138,475
Debarati Sen	41,875	60,000	35,600	137,475
Dan Sachs(4)	30,625	-	-	30,625
Amy S. Fredregill	44,375	60,000	35,600	139,975
Jose A. Peris	49,125	60,000	35,600	144,725

1.	For 2025 non-employee director and committee member compensation as follows: $50,000 for non-employee directors; $17,000 for the Chairperson of the Board; $9,000 for the Audit Committee Chairperson; $5,000 for the Compensation and Talent Committee Chairperson; $3,000 for the Nominating and Corporate Governance Committee Chairperson; $3,000 for the Science and Technology Chairperson.

2.	On May 19, 2025, each non-employee director other than Mr. Kunin was granted 6,876 restricted stock units (“RSUs”), and Mr. Kunin was granted 9,284 RSUs, all under the Company’s 2017 Stock Incentive Plan. The RSUs vest in two equal annual installments on May 1, 2026 and May 1, 2027. In addition, on May 20, 2024, each non-employee director other than Ms. Sen received 1,981 RSUs, and Ms. Sen received 3,255 RSUs, each vesting on May 1, 2025. On May 12, 2023, non-employee directors (other than Ms. Fredregill and Mr. Peris, who joined later) received 3,000 RSUs, vesting on March 16, 2024 and March 16, 2025. Ms. Fredregill and Mr. Peris each received 2,250 RSUs, 750 of which vested on May 1, 2024, with the remaining 1,500 vesting on May 1, 2025. Each vested RSU settles into one share of common stock within sixty days of vesting.

3.	As of May 16, 2025, each non-employee directors other than Mr. Kunin was granted 6,832 stock options, and Mr. Kunin was granted 9,222 stock options, under the Company’s 2017 Stock Incentive Plan. These stock options vest in two equal annual installments on May 1, 2026 and May 1, 2027. Each option represents the right to purchase one share of the Company’s common stock.

4.	Dan Sachs did not stand for re-election as a member of the Board of Directors for the 2025-2026 period. His last day as a member of the Board was May 14, 2025.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Directors has established a Nominating and Corporate Governance Committee, and the Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee advises the Board concerning appropriate composition of the Board and its committees, identifies and recommends qualified individuals, and oversees corporate governance guidelines applicable to the Company. Because we qualify as a “controlled company” under the corporate governance rules of NASDAQ, we are not required to comply with certain corporate governance standards, including the requirement to have an independent nominating committee. Ms. Fredregill, Ms. Kruse, and Mr. Peris (current committee members) are independent and Mr. McManus, who served on the committee for a portion of the year, was not independent as determined by the Board with reference to the Securities and Exchange Commission and NASDAQ rules during the time that he served. Mr. McManus was determined by the Board to be independent in 2026.

Shareholder Nominees

The Committee has not adopted a formal policy of considering director candidates recommended by shareholders as it is our practice to consider director recommendations from any source. Any shareholder desiring to submit such a recommendation should transmit the candidate’s name and qualifications in a letter addressed to:

Nominating and Corporate Governance Committee

Nortech Systems Incorporated

7550 Meridian Circle N., Suite 150

Maple Grove, MN 55369

Director Qualifications

The Company’s directors play a critical role in overseeing the management of the Company and its strategic direction. The goals of the Committee are to identify and elect highly skilled and qualified directors who will be effective at executing the Board’s oversight and fiduciary responsibilities on behalf of shareholders, contribute to the Company’s success through their expertise and diversity, and continue the high levels of collaboration and the healthy culture amongst the Board and management.

Qualifications for candidates are based on various criteria, such as broad business and professional skills, experience in areas important to the strategic direction of the Company and experiences as management or directors of other companies. Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

The Committee and the Board have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet the Company’s Code of Business Conduct and Ethics. The Committee and the Board retain the right to modify these minimum requirements from time to time.

Identifying and Evaluating Nominees for Directors

The Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated. If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows its director qualification guidelines. Candidates may come to the Committee’s attention through present Board members, shareholders or other persons. After an initial review process, candidates will be evaluated by the Committee and the Committee’s recommendations will then be transmitted to the entire Board. Assessment of candidates will include a variety of issues, including skills and experience in the categories identified above.

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Corporate Governance

The Committee is charged with the responsibility to develop and maintain the Company’s corporate governance policies and any related matters required by applicable laws. Specifically, the Committee (a) manages the periodic evaluation process of Board and each committee; (b) in consultation with the Chairperson of the Board, recommends committee assignments for Board approval; (c) develops and recommends for Board approval a definition of what constitutes an independent director; (d) oversees the Company’s corporate governance practices and procedures, including identifying governance related risks, best practices and reviewing and recommending for Board approval any additional polices and changes to the documents, policies and procedures in the Company’s corporate governance framework; (e) develops and recommends to the Board for approval a CEO succession plan; (f) Designs orientation and continuing education programs for directors; (g) Establishes procedures for shareholder communications with the Board; (h) Ensures directors notify the Board before providing compensated services to the Company; (i) Prepares and approves the committee report for the proxy statement; (j) Reviews the Charter annually and (k) Reviews the Committee’s performance every other year.

Amy S. Fredregill, Chair
Stacy A. Kruse
Jose Peris

Members of the Nominating and Corporate Governance Committee
March 17, 2026

SCIENCE AND TECHNOLOGY COMMITTEE

The Science and Technology Committee is composed of the directors whose names appear below. The Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee oversees the Company’s overall strategic direction and investment in research and development, intellectual property, digital solutions, technological and scientific initiatives, and new technology-driven products, services and lines of business. The Committee works with management to identify and review specific technology, science and innovation matters that could have a significant impact on the Company’s business operations, performance, growth, competitive position and technology risk.

The duties and responsibilities of the Committee are to: (a) review the Company’s technology and innovation strategy and approach and its impact on the Company’s growth, competitive position, current and future core business capabilities, including production quality, operations, systems security and automation, (b) assist the board in its oversight of the Company’s investments in science, technology and digital initiatives, (c) review science and technology trends that could significantly affect the Company and the industries in which it operates, (d) review and advise the Board and management on the Company’s overall intellectual property and related investment strategy, and (e) coordinate with Company management, the Board and other committees to ensure that each has received the information necessary to fulfill duties and responsibilities with respect to oversight of technology risk.

Ryan P. McManus, Chair
Amy S. Fredregill
David B. Kunin
Debarati Sen

Members of the Science and Technology Committee
March 17, 2026

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SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)

Nortech Systems Incorporated

7550 Meridian Circle N., Suite 150

Maple Grove, Minnesota 55369

If a shareholder is unsure as to which category the concern relates, the security holder may communicate it to any one of the independent directors in care of Chief Financial Officer at the address of our principal executive offices listed above. All shareholder communications sent in care of our Chief Financial Officer will be forwarded promptly to the applicable director(s).

REPORT OF AUDIT COMMITTEE

The Board of Directors of the Company has adopted a charter for the Audit Committee, which is available on the Company’s website (www.nortechsys.com). The charter charges the Audit Committee with the responsibility for, among other things, oversight of the integrity of the financial reporting process, oversight of the independence, qualifications and performance of the independent auditor, oversight of the performance of the Company’s internal audit function, oversight of the Company’s compliance with legal and regulatory requirements and oversight of current and prospective financial risk exposures and risks identified in the Company’s public filings, oversight of the process by which management assesses and manages such risks, oversight of the Company’s Cybersecurity risk, oversight of related person transactions, oversight of the Company’s Code of Ethics and Business Conduct. The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted U.S. accounting principles.

In carrying out its responsibility, the Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025. The Audit Committee has also discussed the audited consolidated financial statements with Baker Tilly US, LLP and affiliates (“Baker Tilly”), who served as our independent auditor for the fiscal year, including the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” and received the written disclosures and the letter from Baker Tilly required by Rule of the Public Company Accounting Oversight Board, “Communications With Audit Committees Concerning Independence”, and has discussed with Baker Tilly their independence. The Audit Committee has also considered whether Baker Tilly provided non-audit services during the last fiscal year which could impact their independence. No such services were provided by Baker Tilly.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2025.

The members of the Audit Committee are “independent” as determined by the Board with reference to the rules of the Securities and Exchange Commission and NASDAQ rules.

Stacy A. Kruse, Chair Jose Peris Debarati Sen

Members of the Audit Committee March 17, 2026

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PROPOSAL 2

APPROVAL OF ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote at the virtual annual meeting on the following advisory resolution regarding the compensation of our NEOs as described in this Proxy Statement (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of Nortech Systems Incorporated approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in the compensation tables and narrative discussion contained in the ‘Executive Compensation’ section in this Proxy Statement.”

Our executive compensation programs are based on our belief that attracting, retaining and motivating talented executives is critical to the maintenance of our competitive advantage in the industries in which the Company operates and to the achievement of the business goals set by the Board of Directors. Accordingly, our executive compensation programs are designed to reward executives for achievement of our pre-determined financial and business goals, while also aligning our executives’ interests with those of our shareholders. We believe that we best achieve these goals by providing our executives with a mix of compensation elements that incorporate cash and equity, as well as short-term and long-term components, and that are tied to our business goals.

This advisory vote will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board of Directors or the Compensation and Talent Committee. However, the Compensation and Talent Committee will review and carefully consider the outcome of the vote. If there are a significant number of negative votes, the Compensation and Talent Committee will seek to understand the concerns that influenced the vote and consider them in making future executive compensation decisions.

Upon recommendation of the Compensation and Talent Committee of the Board, the Board unanimously recommends a vote FOR the approval of the compensation of our NEOs.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of the Company’s Board has appointed Baker Tilly as the Company’s independent registered public accounting firm for the 2026 fiscal year.

A representative of Baker Tilly is expected to attend this year’s Annual Meeting, will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she desires to do so.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

For the 2025 and 2024 fiscal years, Baker Tilly served as the Company’s independent auditor. The following table presents fees for professional audit services, tax services and other services rendered by Baker Tilly and affiliates during fiscal years 2025 and 2024, respectively:

	2025	2024
Audit Fees(1)	$417,609	$398,330
Other Fees(2)	-	19,400
Total Fees	$417,609	$407,330

(1)	Includes professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses. Includes fees for statutory audit for our Mexico operations of $16,500 and $14,500 for 2025 and 2024, respectively.
(2)	Audit-related fees are related to consent fee for a registration statement.

The Audit Committee of the Board of Directors has reviewed the services provided by Baker Tilly during fiscal years 2025 and 2024, respectively, and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by the auditors is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with the auditors and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee has established a policy for pre-approving the services provided by the Company’s independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees. All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2025 and 2024 were pre-approved in accordance with the written charter.

The Board unanimously recommends a vote FOR the ratification of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for fiscal 2026.

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PROPOSAL 4

Approval of the Company’s 2026 Equity Incentive Plan

In March 2026, the Company’s Board of Directors approved the Nortech Systems Incorporated 2026 Equity Incentive Plan (the “Plan”), subject to approval by our shareholders at the Annual Meeting. The purpose of the Plan is to increase shareholder value and advance the interests of the Company by providing a broad range of equity and cash-based incentives designed to attract, retain, and motivate employees, directors, and certain key consultants. If this proposal is approved by shareholders, the Plan will become effective as of the date of the Annual Meeting.

The Plan is the successor to, and continuation of, the 2017 Stock Incentive Plan (“Prior Plan”). On the effective date of the Plan, no additional incentives may be granted under the Prior Plan. Any shares of common stock available under the Prior Plan will become available for issuance under the Plan.

Description of the Plan

The following summary highlights the material features of the Plan. This summary is qualified in its entirety by the full text of the Plan, included as Appendix A to this proxy statement. Shareholders are encouraged to review the full Plan document.

Eligibility. Employees, non-employee directors, and certain consultants and advisors of the Company and its affiliates are eligible to receive awards under the Plan. Award recipients are selected by the Board or the Compensation Committee (the “Committee”).

Plan Administration. The Plan is administered by the Board. The Board has broad authority to determine award types, sizes, vesting schedules, performance criteria, settlement methods, and other terms and conditions of awards.

Shares Available for Awards. The Plan authorizes the issuance of up to 250,000 shares of the Company’s common stock (the “Share Reserve”) plus any shares available under the Prior Plan. The number of shares available for grant is subject to adjustment in the event of stock splits, recapitalizations, and other corporate events.

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Consistent with the Plan and standard equity plan practice:

●	Shares underlying awards that expire, are forfeited, canceled, or settled in cash may again become available for future awards.

●	Shares withheld or tendered to satisfy tax withholding obligations or exercise/purchase price requirements will not be returned to the Share Reserve.

●	There is no annual “evergreen” increase to the Share Reserve.

Types of Awards Available. The Plan permits the grant of a wide variety of incentive forms, including:

●	Incentive Stock Options (“ISOs”)

●	Nonstatutory Stock Options (“NSOs”)

●	Stock Appreciation Rights (“SARs”)

●	Restricted Stock (“RS”)

●	Restricted Stock Units (“RSUs”)

●	Performance share awards

●	Performance cash awards

●	Other equity-based awards tied to Company stock or stock value

Awards may be granted alone, in tandem, or in combination.

Options and Stock Appreciation Rights. Options and SARs must have an exercise or strike price no less than the fair market value of the Company’s common stock on the grant date and may have a maximum term of ten years (or as otherwise permitted by the Plan). Vesting schedules, exercisability, and other terms are determined by the Committee.

SARs may be share-settled, cash-settled, or settled in a combination of both, as permitted by the Plan

Restricted Stock and Restricted Stock Units

●	Restricted Stock consists of shares of Company common stock subject to transfer or forfeiture restrictions until vesting.

●	Restricted Stock Units represent a right to receive stock (or cash, if permitted), typically upon vesting.

Performance Awards. Performance awards (cash or equity-based) may vest or be earned based on achievement of pre-established performance goals during a performance period set by the Committee. Performance criteria may include financial, operational, strategic, or other corporate objectives allowed under the Plan.

Retirement Provisions. Unless an award agreement provides otherwise, if a participant retires, outstanding RS, RSUs, options, and SARs generally become 100% vested, and options/SARs remain exercisable for their full remaining term. For this purpose, “Retirement” typically means termination after age 65 or meeting an age-plus-service requirement (e.g., Rule of 80).

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No Repricing Without Shareholder Approval. Neither the Board nor the Committee may reprice options or SARs—whether through a reduction in exercise price, cancellation and regrant, or cash buyout—unless the action is first approved by shareholders, except for permitted capitalization adjustments.

Director Awards. The Plan imposes an annual limit on total director compensation equal to $500,000 per year (or $750,000 for first-year directors), including cash + equity (measured at grant-date fair value).

Adjustments for Changes in Capital Structure. In the event of stock splits, stock dividends, recapitalizations, or similar transactions, appropriate adjustments may be made to the Share Reserve, ISO limits, director limits, and outstanding awards.

Corporate Transactions and Change in Control In connection with mergers, acquisitions, sales of substantially all assets, or similar corporate transactions, the Board or Committee may:

●	Provide for assumption or substitution of awards;

●	Accelerate vesting or exercisability;

●	Lapse repurchase or forfeiture conditions;

●	Cancel unvested awards in exchange for cash or other consideration; or

●	Settle awards based on the value of consideration received.

Upon a change in control, the Board (or the acquirer’s compensation committee) may, but is not required to, accelerate awards, remove restrictions, or deem performance awards earned at up to target levels.

Withholding and Net Share Settlement. The Company may satisfy tax-withholding obligations via net share settlement, up to the maximum statutory rate. Shares withheld for taxes do not return to the Share Reserve.

Clawback Compliance. All awards under the Plan are subject to recoupment under the Company’s clawback policies and as required by stock exchange listing standards and applicable law (including the Dodd-Frank Act). The Board may adopt additional clawback provisions in individual award agreements.

Detrimental Conduct. If a participant engages in detrimental conduct, they must:

●	Forfeit all outstanding awards, vested or unvested

●	Return all shares/cash received in previous 12 months

●	Disgorge all profits from sale of shares in previous 36 months

Transferability. Awards under the Plan are generally non-transferable, except as permitted under the Plan (e.g., transfers at death or certain limited family transfers for estate-planning purposes.

Amendments and Termination. The Board may amend, suspend, or terminate the Plan at any time, subject to shareholder approval if required by law, regulation, stock exchange rules, or the terms of the Plan. No amendment may materially impair existing awards without the participant’s consent, except as required by applicable law.

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U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Performance Awards. A participant generally recognizes ordinary income upon payment or settlement equal to the cash or fair market value of the shares received. Awards that constitute deferred compensation must comply with Section 409A.

Stock Appreciation Rights. Ordinary income is recognized upon exercise equal to the cash or fair market value received.

Restricted Stock Units. Ordinary income is recognized upon delivery of shares or cash. Certain RSUs may be subject to Section 409A.

Restricted Stock. Ordinary income is recognized at vesting based on the fair market value of the shares, unless a Section 83(b) election is filed within 30 days of grant, accelerating income to grant.

Incentive Stock Options. No ordinary income tax is recognized upon grant or exercise, although the spread may be an AMT adjustment. Favorable capital gain treatment applies if statutory holding periods are met; otherwise, a disqualifying disposition results in ordinary income and a corresponding Company deduction.

Nonstatutory Stock Options. A participant generally recognizes ordinary income upon exercise equal to the excess of the fair market value of the shares on the exercise date over the exercise price. The participant’s tax basis equals such fair market value, and the Company generally receives a tax deduction equal to this income.

The Board unanimously recommends a vote to approve the Company’s 2026 Equity Incentive Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 20, 2026, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and director nominee and by each executive officer identified in the Summary Compensation Table, and by all executive officers, directors and nominees as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class
David B. Kunin	87,131		3.1%
Stacy A. Kruse	17,835		*
Ryan P. McManus	17,835		*
Jay D. Miller	173,100		5.9%
Andrew D.C. LaFrence	16,000		*
John Lindeen	31,800		1.1%
Jose Peris	11,085		*
Amy Fredregill	11,085		*
Debarati Sen	10,109		*

All executive officers, directors and nominees as a group	375,980	(2)	12.4%

Group consisting of:
Curtis Squire, Inc.(3), Anita Kunin and David B. Kunin, William Kunin and Andrew Kunin 7777 Golden Triangle Drive, Eden Prairie, MN 55344	1,480,466		52.9%
Daniel R. Everingham	270,500		9.7%

*Less than 1%

(1)	Includes the following number of shares issuable upon settling of restricted stock units vested and exercise of stock options exercisable within 60 days of March 20, 2026: Mr. Kunin 12,253 shares, Ms. Kruse 9,854 shares, Mr. McManus 9,854 shares, Mr. Miller 145,500 shares, Mr. LaFrence 16,000 shares, Mr. Lindeen 31,800 shares, Mr. Peris 6,854 shares, Ms. Fredregill 6,854 shares, and Ms. Sen 6,854 shares.

(2)	Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (3).

(3)	Curtis Squire, Inc. a corporation controlled by the family of the late Myron Kunin, owns 1,300,066 shares. David B. Kunin is a member of the Company’s Board of Directors. David B. Kunin owns 71,397 shares individually and 3,000 shares issuable upon restricted stock units vested and exercise of stock options exercisable within 60 days of March 19, 2025. David B. Kunin’s mother, Anita Kunin, owns 49,269 shares individually. David B. Kunin’s brothers, William Kunin and Andrew Kunin each own 22,000 shares individually. Voting control in the Company’s shares held by Curtis Squire, Inc. is shared by Curtis Squire’s board of directors, whose members are Anita Kunin, David B. Kunin, James Timothy Kunin, Andrew Kunin and William Kunin.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related-Party Transactions

No related-party transactions requiring disclosure occurred in 2025.

Related-Party Transaction Policy

The Audit Committee is responsible to review and approve related party transactions under its charter. The Audit Committee adopted a Related Person Transaction Policy to guide its review of any proposed related party transactions. In all cases, we abide by applicable state corporate law when reviewing for approval all transactions, including transactions involving officers, directors or affiliates. Our policy is to have any related-party transactions (i.e., transactions involving a director, an officer or an affiliate of the Company) be reviewed for approval by our Audit Committee under the Related Person Transaction Policy.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2025, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required, the Company believes that the following Forms 3 and 4 were not timely filed: Ms. Sen, Mr. McManus, Mr. Kunin, Mr. Peris, Ms. Fredregill and Ms. Kruse each filed a Form 4 on May 22, 2025 in relation to a restricted stock unit grant on May 19, 2025.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available on the Company’s website at www.nortechsys.com or at sec.gov. You will not receive a printed copy of the Company’s Annual Report on Form 10-K unless you specially request one. Upon such request, the Company will provide without charge a paper copy of the Annual Report on Form 10-K, including the financial statements and financial statement schedules. Please direct such written requests to Investor Relations, at Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.

QUORUM AND VOTE REQUIRED

The presence online or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality of votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual, results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. If you are a shareholder of record, you may vote electronically until 11:59 p.m. on May 12, 2026. Then you can vote until the polls are closed at the virtual annual shareholders’ meeting. If you are a shareholder of record and you decide to vote electronically, please follow the directions on your proxy card.

If you are a shareholder of record, you may also vote during the virtual annual shareholders’ meeting via www.proxyvote.com, which is available from your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. As a shareholder of record, you will then be required to enter your 11, 12 or 16 digit control number which is located in the upper right hand corner of the notice card.

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SHAREHOLDER PROPOSALS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2026 annual shareholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. To be timely under Rule 14a-8, a shareholder proposal must be received by the secretary of the Company at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, by 120 days prior to Mailing Date. Proposals received by that date will be included in the 2027 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

As set forth in Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual shareholders’ meeting (other than director nominations), that shareholder must deliver notice of the proposal at our principal executive offices at least 45 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2027 annual meeting, notices must be received on or before February 17, 2027.

A shareholder may nominate a director for election at the annual meeting or may present at the annual meeting a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Maple Grove, Minnesota, at least 120 days in advance of the date the proxy statement was released to shareholders in connection with the prior year’s annual meeting. For the 2027 annual meeting, director nominations must be received on or before December 2, 2026. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2027 annual meeting.

If the date of our 2027 annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the 2026 annual meeting, timely notice of shareholder proposals and shareholder nominations for directors may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2027 annual meeting will be held or the date on which we issue a press release, file a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that the 2027 annual meeting will be held.

OTHER MATTERS

The management does not know of any other matters that may be presented for consideration at the virtual annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment. For ten days prior to the meeting, a complete list of the shareholders entitled to vote at the virtual meeting will be available for examination by any shareholder for any purpose germane to the meeting during ordinary business hours at our headquarters.

Maple Grove Minnesota
Date: April 1, 2026	By:	/s/ Mark T. Hooley
Mark. T. Hooley
Secretary Nortech Systems Incorporated

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APPENDIX A

NORTECH SYSTEMS INCORPORATED

2026 EQUITY INCENTIVE PLAN

Effective March 18, 2026

1. General.

1.1. Purpose. The purpose of the 2026 Equity Incentive Plan (the “Plan”) of Nortech Systems Incorporated (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate Employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value per share, of the Company (“Common Stock”) on terms determined under this Plan.

1.2. Successor to and Continuation of Prior Plan. The Plan is the successor to, and continuation of, the 2017 Stock Incentive Plan (the “Prior Plan”). As of the Effective Date, (i) no additional Incentives may be granted under the Prior Plan; (ii) the shares of Common Stock available under the Prior Plan will become available for issuance pursuant to Incentives granted under this Plan; (iii) any shares of Common Stock available for issuance as calculated under Section 3.2 of the Prior Plan will become available for issuance pursuant to Incentives granted under this Plan; and (iv) all outstanding Incentives granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any shares of Common Stock available for issuance under Section 1.2(iii) above will become available for issuance pursuant to Incentives granted under this Plan. All Incentives granted under this Plan will be subject to the terms of this Plan.

1.3. Eligible Participants. Employees, Directors and Consultants are eligible to receive Incentives (the “Participants”). Participants may be designated individually or by groups or categories (for example, by pay grade) as the Company’s Board of Directors (“Board”) deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Board. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

1.4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and non-statutory stock options (Section 4); (b) stock appreciation rights (“SARs”) (Section 5); (c) stock awards, restricted stock awards and restricted stock unit awards (Section 6); (d) performance awards (Section 7); and (e) other forms of Incentives valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (with the Board having sole and complete authority to determine the persons to whom and the time or times at which such other forms of Incentives will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other Incentives. Subject to the specific limitations provided in this Plan, payment of Incentives may also be in the form of cash, Common Stock or combinations thereof as the Board shall determine, and with such other restrictions as it may impose.

2. Administration.

2.1. Administration by the Board. The Plan shall be administered by the Board. The Board may delegate administration of the Plan to a stock option or compensation committee of the Board to whom authority has been delegated by the Board, in accordance with Section 2.3 (a “Committee”).

2.2. Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a) To determine consistent with the terms of this Plan: (i) who will be granted Incentives; (ii) when and how each Incentive will be granted; (iii) what type of Incentive will be granted; (iv) the provisions of each Incentive (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Incentive; (v) the number of shares of Common Stock subject to, or the cash value of, an Incentive; and (vi) the Fair Market Value applicable to an Incentive.

(b) To construe and interpret the Plan and Incentives granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Incentives. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in an instrument evidencing the Incentive (an “Incentive Agreement”) between the Company and a person to whom an Incentive is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive (a “Participant”), in a manner and to the extent it will deem necessary or expedient to make the Plan or Incentive fully effective.

(c) To settle all controversies regarding the Plan and Incentives granted under it.

(d) To accelerate, in whole or in part, the time at which an Incentive may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(e) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Incentive Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Incentive without his or her written consent except as provided in subsection (g) below.

(f) To submit the Plan and any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (Section 422 of the Internal Revenue Code of 1986, as amended (“Code”) regarding incentive stock options, or Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “Exchange Act”) (“Rule 16b-3”).

(g) To approve forms of Incentive Agreements for use under the Plan and to amend the terms of any one or more Incentives, including, but not limited to, amendments, extensions, or renewals to provide terms more favorable to the Participant than previously provided in the Incentive Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Incentive will not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, (A) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (B) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Incentives without the affected Participant’s consent: (1) to maintain the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (2) to change the terms of an Incentive Stock Option, if such change results in impairment of the Incentive solely because it impairs the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (3) to clarify the manner of exemption from, or to bring the Incentive into compliance with, Section 409A; or (4) to comply with other applicable laws or securities exchange rule or listing requirements.

(h) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Incentives.

(i) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Incentive Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

2.3. Delegation to Committee.

(a) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or re-vest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(b) Rule 16b-3 Compliance. To the extent an Incentive is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3, the Incentive will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Incentive will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

2.4. Delegation to an Officer. The Board may delegate to one or more Directors or officers of the Company (within the meaning of Section 16 of the Exchange Act, “Officers”), subject to such terms, conditions and limitation as the Board may establish in its discretion, the authority to grant Incentives.

2.5. Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

2.6. Cancellation and Re-Grant of Incentives. Except in connection with a Capitalization Adjustment, neither the Board nor any Committee will have the authority to: (a) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan; or (b) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Incentives (other than Options with an exercise price greater than or equal to the exercise price of the Options being exchanged) under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event.

3. Shares Subject to the Plan.

3.1. Number of Shares. Subject to adjustment in connection with a Capitalization Adjustment, the number of shares of Common Stock which may be issued under the Plan shall not exceed 250,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

3.2. Share Counting.

(a) To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 5.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.

(b) In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(c) To the extent that the full number of shares subject to a performance share award or other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(d) In the event that shares of Common Stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(e) Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an Incentive or as consideration for the exercise or purchase price of an Incentive shall not be added back to the Plan share reserve and shall not again become available for issuance under the Plan.

3.3. Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Shareholders for the next subsequent year (the “Annual Period”), including Incentives granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $750,000 in total value, in each case, calculating the value of any equity Incentives based on the grant date fair value of such equity Incentives for financial reporting purposes. The limitations in this Section 3.3 shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Shareholders following the Effective Date.

3.4. Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued Common Stock.

4. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted under this Plan shall be subject to the following terms and conditions:

4.1. Price. The option exercise price per share shall be determined by the Board, subject to adjustment under Section 9.1; provided that the option exercise price shall be not less than the Fair Market Value of the Common Stock subject to the option at the closing sales price on the date of grant.

4.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

4.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Board but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant.

4.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Common Stock, which have been held by Participant for at least six months, in payment of all or any part of the option exercise price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; (c) at the discretion of the Board, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board, or (d) in any other form of legal consideration that may be acceptable to the Board or is specified in the applicable Incentive Agreement. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

4.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Incentive Stock Options:

(a) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-statutory stock options, notwithstanding any contrary provision of the applicable Incentive Agreement(s).

(b) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e) The option exercise price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option exercise price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

(g) Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

5. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 5.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR under this Plan shall be subject to the following terms and conditions:

5.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

5.2. Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Board but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Board, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

5.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Board, to which the holder is entitled pursuant to Section 5.4.

5.4. Payment. Subject to the right of the Board to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 9.1); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Board may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

6. Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. Restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Board (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. Restricted stock units evidence the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards and the issuance, transfer and sale of restricted stock and shares subject to restricted stock units shall be subject to the following terms and conditions:

6.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit award, shall be determined by the Board.

6.2. Sale Price. The Board shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

6.3. Restrictions. All shares of restricted stock transferred or sold hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Board may determine, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Board may deem appropriate, including, without limitation any or all of the following:

(a) a prohibition against either the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Board shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, any right to all or a part of such shares or units in the event of termination of his or her employment or consulting engagement during any period in which such shares or units are subject to restrictions; and

(c) such other conditions or restrictions as the Board may deem advisable.

6.4. Agreement and Deposit. In order to enforce the restrictions imposed by the Board pursuant to Section 6.3, the Participant receiving restricted stock or restricted stock units, as applicable, shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED BY IT ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE 2026 STOCK INCENTIVE PLAN OF NORTECH SYSTEMS INCORPORATED (THE “COMPANY”), AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. A COPY OF THE PLAN AND THE AGREEMENT IS ON FILE IN THE OFFICE OF THE COMPANY.

6.5. Issuance and Delivery of Shares. Subject to Section 10.6, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. In the case of restricted stock units, no shares shall be issued at the time such restricted stock units are granted. Subject to Section 10.6, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the Incentive Agreement, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

6.6. Shareholder. Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

6.7. Dividends and Dividend Equivalents. Dividends shall be payable in cash or property other than Common Stock with respect to shares of restricted stock and shall be payable quarterly during the applicable restricted period for all restricted stock awards and performance awards granted hereunder, or at the end of the restricted period, or otherwise as provided in the Incentive Agreement. Dividends shall also be payable in the form of Dividend Equivalents if provided for in the Incentive Agreement. Dividend Equivalents, if any, shall be payable quarterly during the applicable restricted period for all restricted stock unit awards and performance awards granted, or at the end of the restricted period, or otherwise as provided in the Incentive Agreement; provided, that Dividend Equivalents shall be payable at a time that satisfies the requirements of (or an exemption from) Section 409A of the Code. Dividend Equivalents shall otherwise be considered a part of the award of restricted stock, restricted stock units, and performance awards. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

7. Performance Awards.

7.1. Performance Shares. A performance share is an Incentive (covering a number of shares not in excess of that set forth in Section 3.3 above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The grant of performance shares to a Participant shall not create any rights in such Participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an Incentive. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established. In addition, to the extent permitted by applicable law and the applicable Incentive Agreement, the Board may determine that cash may be used in payment of performance shares.

7.2. Performance Cash Awards. A performance cash award is a cash award (for a dollar value not in excess of that set forth in Section 3.3 above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. At the time of grant of a performance cash award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a Participant to have the option for his or her performance cash award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

7.3. Board Discretion. The Board retains the discretion to adjust Performance Awards as permitted by applicable law and as set forth in the applicable Incentive Agreement.

8. Covenants of the Company.

8.1. Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Incentives.

8.2. Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentives and to issue and sell shares of Common Stock upon exercise of the Incentives; provided, however, that this undertaking will not require the Company to register under the Securities Act of 1933 (including the regulations promulgated thereunder, the “Securities Act”) the Plan, any Incentive or any Common Stock issued or issuable pursuant to any such Incentive. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Incentives unless and until such authority is obtained. A Participant will not be eligible for the grant of an Incentive or the subsequent issuance of cash or Common Stock pursuant to the Incentive if such grant or issuance would be in violation of any applicable securities law.

8.3. No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any Incentive. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive or a possible period in which the Incentive may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Incentive to the holder of such Incentive.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

9.1. Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1 and the shares of Common Stock issuable pursuant to any Incentive, the exercise price of any stock option or SAR, the performance goals for any Incentive, and other provisions of this Plan and outstanding Incentives, in order to reflect the change in the Common Stock and to provide Plan participants with the same relative rights before and after such adjustment. The Board will make such adjustments, and its determination will be final, binding and conclusive.

9.2. Dissolution or Liquidation. Except as otherwise provided in the Incentive Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Incentives (other than Incentives consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, however, that the Board may, in its sole discretion, cause some or all Incentives to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Incentives have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

9.3. Corporate Transaction. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Incentives, contingent upon the closing or consummation of the Corporate Transaction:

(a) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Incentive or to substitute a similar stock award for the Incentive (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(b) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Incentives to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c) accelerate the vesting, in whole or in part, of the Incentive (and, if applicable, the time at which the Incentive may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Incentive terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(d) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Incentive;

(e) cancel or arrange for the cancellation of the Incentive, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(f) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Incentive immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Incentives or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Incentive prior to the earlier of (i) the effective time of the Corporate Transaction and (ii) the effectiveness of such action(s) with respect to the Incentives.

9.4. Change of Control. In the event of a Change of Control (as defined in Section 11.4), unless otherwise provided in the Incentive Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Incentive, the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid. In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.18) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.

The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10. General.

10.1. Effective Date. The Plan will become effective upon the date of approval by the Board of Directors (the “Effective Date”), subject to shareholder approval.

10.2. Duration.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Incentives may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Suspension or termination of the Plan will not impair rights and obligations under any Incentive granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

10.3. Corporate Action Constituting Grant of Incentives. Corporate action constituting a grant by the Company of an Incentive to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the Incentive Agreement, instrument, certificate, or letter evidencing the Incentive is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Agreement as a result of a clerical error in the Incentive Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Agreement.

10.4. Non-transferability of Incentives. No stock option, SAR, restricted stock, restricted stock unit or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.5. Effect of Termination or Death. In the event that a Participant ceases to be an Employee, Director, or Consultant for any reason, including death or disability, any Incentives may be exercised (or payments or shares may be delivered thereunder) or shall expire at such times as may be determined by the Board and, if applicable, set forth in the Incentive Agreement. If the Participant’s service is terminated for Cause, all Incentive, whether vested or not vested, that are held by such Participant shall immediately terminate and expire as of the date of such termination of service.

10.6. Investment Assurances; Additional Condition. Notwithstanding anything in this Plan to the contrary, the Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Incentive, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Incentive; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Incentive for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Incentive has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock. If at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board. The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8. Withholding. Unless prohibited by the terms of an Incentive Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Incentive by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Incentive; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Incentive as a liability for financial accounting purposes); (iii) withholding cash from an Incentive settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Incentive Agreement. If a Participant desires and the Board permits, the Participant may satisfy its obligation to pay to the Company the amount required to be withheld by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the maximum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”). Each Election must be made prior to the Tax Date. The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9. No Continued Employment, Engagement or Right to Corporate Assets. Nothing in the Plan, any Incentive Agreement or any other instrument executed thereunder or in connection with any Incentive granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Incentive was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Nothing contained in the Plan shall be construed as giving an Employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10. Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Incentive to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Incentive that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Incentive that is so reduced or extended.

10.11. Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

10.12. Deferral Permitted. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Incentive may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A.

10.13. Amendment of the Plan. The Board may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 9.1 relating to Capitalization Adjustments), (b) deletes or limits the provisions of Section 2.6 (Cancellation and Re-Grant of Incentives), or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders. Except as provided in the Plan (including Section 2.2(g)) or an Incentive Agreement, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a Participant’s rights under an outstanding Incentive without his or her written consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Board determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Incentive.

10.14. Code Section 409A Provisions. Unless otherwise expressly provided for in an Incentive Agreement, the Plan and Incentive Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Incentives granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Incentive granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Incentive Agreement evidencing such Incentive will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Incentive Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Incentive Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Incentive Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Incentive that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

10.15. Clawback/Recovery. All Incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company has adopted or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. A Participant’s acceptance of an Award will constitute the participant’s acknowledgement of and consent to the Company’s implementation or enforcement of any applicable Company clawback or similar policy, whether adopted before or after the Effective Date. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Incentive Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

10.16. Detrimental Conduct. Except as otherwise determined by the Board, notwithstanding any other term or condition of this Plan, if a Participant engages in Detrimental Conduct, whether during or after the Participant’s service, in addition to any other penalties or restrictions that may apply under this Plan, applicable law or otherwise, the Participant must forfeit or pay to the Company the following:

(a) any and all outstanding Incentives granted to the Participant, including Incentives that have become vested or exercisable;

(b) any cash or Shares received by the Participant in connection with this Plan within the 12-month period immediately before the date the Company determines the Participant has engaged in Detrimental Conduct; and

(c) the profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant under this Plan within the 36-month period immediately before the date the Company determines the Participant has engaged in Detrimental Conduct.

10.17. Retirement. In the event of a Participant’s Retirement (as defined below), unless otherwise provided in the Incentive Agreement, (1) all outstanding restricted stock awards, stock options, SARs and restricted stock units previously granted to the Participant will become 100% vested, and (2) the Participant shall be entitled to exercise any outstanding stock options and SARs for the remainder of the original term of the stock option or SAR. For purposes of this Plan, unless otherwise provided in Incentive Agreement, “Retirement” means the termination of employment with the Company or an Affiliate at any time after (a) the Participant has attained the age of 65 years or (b) the officer’s years of service plus attained age equals or exceeds the sum of 80.

10.18. Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11. Additional Definitions.

11.1. Affiliate. “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

11.2. Capitalization Adjustment. A “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Incentive after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

11.3. Cause. “Cause” means with respect to a Participant’s termination of service, unless otherwise defined in the applicable Incentive Agreement or other written agreement between the Company and the Participant, the following: (a) in the case where there is no employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Incentive (or where there is such agreement in effect but it does not define “cause” (or words of like import)), (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by the Company’s or any Affiliate’s Code of Business Conduct and Ethics or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or any Affiliate (including, without limitation, the Participant’s improper use or disclosure of the Company’s or any Affiliate’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s or any Affiliate’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or any Affiliate thereof, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate thereof, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate thereof, or (b) in the case where there is an employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control (as defined in such agreement) actually takes place and then only with regard to a termination thereafter.

11.4. Change of Control. A “Change of Control” means (a) (1) any person or group other than the group consisting of Curtis Squire, Inc. and members of the Kunin family (together, the “Kunin Group”) is at any time the beneficial owner of thirty percent (30%) or more of the equity securities of the Company entitled to vote for the election of directors (the “Voting Securities”), and (2) such other person or group then owns a greater percentage of the Voting Securities than the Kunin Group; (b) a majority of the members of the Board is replaced within a period of less than two (2) years by directors not nominated and approved by the Board; or (c) the sale or disposition of all or substantially all of the Company’s assets (including a plan of liquidation) or a merger or consolidation of the Company with or into another corporation except for a merger whereby the shareholders of the Company prior to the merger own more than fifty percent (50%) of the equity securities entitled to vote for the election of directors of the surviving corporation immediately following the transaction.

11.5. Corporate Transaction. “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(c) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

11.6. Director. “Director” means a member of the Board.

11.7. Dividend Equivalents. “Dividend Equivalents” means the right to receive cash payments with respect to restricted stock awards, restricted stock unit awards, and performance awards in amounts equal to any regular, quarterly cash dividends paid on the equivalent number of shares of Common Stock, if and when such dividends are paid or distributed (or at such other time as may be permitted or required under Section 6.6.

11.8. Consultant. “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933 is available to register either the offer or the sale of the Company’s securities to such person.

11.9. Detrimental Conduct. “Detrimental Conduct” means, as determined by the Company’s Board, the following: (a) any conduct by the Participant that could result in the Participant’s Termination of Service for Cause; or (b) the Participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to the Company or an Affiliate.

11.10. Effective Date. “Effective Date” means the effective date of this Plan document, which is the date on which this Plan is approved by the Company’s Board.

11.11. Employee. “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

11.12. Fair Market Value. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be (i) the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable, or (ii) such other method of determining the fair market value of a share of Common Stock that complies with the requirements of Section 409A of the Code.

(b) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(c) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

11.13. Incentive Stock Option. “Incentive Stock Option” means a stock option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

11.14. Performance Criteria. “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) other measures of performance selected by the Board.

11.15. Performance Goals. “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

11.16. Performance Period. “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Incentive. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

11.17. Non-Employee Director. “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

11.18. Transaction Proceeds Per Share. “Transaction Proceeds Per Share” in connection with a Change of Control shall mean the cash plus the Fair Market Value of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the transaction.

Approved by the Board on March 18, 2026

Approved by the shareholders of the Company on

NORTECH SYSTEMS INCORPORATED
7550 MERIDIAN CIR N, SUITE 150
MAPLE GROVE, MN 55369

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V84689-P47534 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTECH SYSTEMS INCORPORATED

The Board of Directors recommends you vote FOR the following Nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David B. Kunin
02) Ryan P. McManus
03) Jay D. Miller
04) Stacy A. Kruse
05) Amy S. Fredregill
06) Jose A. Peris

The Board of Directors recommends you vote FOR the following proposals 2 through 4:

Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V84690-P47534

NORTECH SYSTEMS INCORPORATED
Annual Meeting of Shareholders
May 13, 2026 3:00 p.m., Central Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Jay Miller and Andrew LaFrence, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Nortech Systems Incorporated that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 3:00 p.m., Central Time on Wednesday May 13, 2026, virtually at www.virtualshareholdermeeting.com/NSYS2026, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Continued and to be signed on reverse side